UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2007

The following Form N-CSR relates only to Dreyfus Premier Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different Form N-CSR reporting requirements. A separate Form N-CSR will be filed for those series, as appropriate.

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

The Fund

Dreyfus Premier
Core Equity Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Equity Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets. As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious.While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
September 17, 2007

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

Stocks produced relatively attractive returns during the reporting period as the U.S. economy expanded and corporate earnings continued to grow. Market turbulence increased over the summer of 2007, when economic concerns sparked a “flight to quality” toward the types of large, well-established market leaders in which the fund primarily invests. However, the fund’s better relative performance late in the reporting period was not enough to offset earlier lagging returns, when smaller, lower-quality stocks were in favor with investors.

For the 12-month period ended August 31, 2007, Dreyfus Premier Core Equity Fund produced total returns of 11.39% for Class A shares, 10.56% for Class B shares, 10.60% for Class C shares, 11.69% for Class I shares and 11.11% for Class T shares.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 15.13% total return.2

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, expanding global presence and the potential to achieve predictable, above-average earnings growth.The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

T h e F u n d 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

Market Leadership Shifted Toward Large, High-Quality Companies

Stocks continued to advance for much of the reporting period on the strength of moderate economic growth, stable short-term interest rates and rising corporate earnings. From the beginning of the reporting period until June 2007, investors continued to maintain an ample appetite for risk, which benefited shares of smaller, lower-quality companies more than the well-established “blue-chip” stocks that comprise the bulk of the fund’s holdings. As a result, the fund’s returns, while attractive on an absolute basis, trailed its benchmark.

The market environment began to change in June, when credit and liquidity concerns in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets. Investors grew increasingly worried in July and August that intensifying weakness in housing markets might produce a drag on the U.S. economy, effectively curtailing their appetite for risk. In the ensuing market turbulence, investors engaged in a “flight to quality,” in which large, high-quality companies returned to favor.We had been anticipating this shift for some time, and the fund proved to be well positioned to benefit from investors’ renewed resistance to risk.

Allocations to Energy and Financial Stocks Boosted Fund Performance

The fund’s overweighted exposure to the energy sector was a particularly strong contributor to the fund’s returns during the reporting period overall. Rising oil and gas prices in the winter and spring helped bolster the earnings of large, integrated energy producers, such as Exxon Mobil, Chevron and ConocoPhillips. Prices of finished petroleum products also rose in response to maintenance problems at U.S. oil refineries and concerns regarding geopolitical instability in several oil-rich nations.

The fund also benefited from an underweighted position in the financials sector, where mortgage companies, broker-dealers and consumer finance companies were among the industries hardest hit by the credit crisis. Our security selection strategy in the sector also produced good results, as we focused mainly on large, diversified financial services providers, such as Citigroup and Bank of America, which declined less severely than smaller banks, brokers and lenders.

On the other hand, the fund’s emphasis on consumer staples companies detracted from performance as investors became more concerned about the potential impact of the housing recession and higher energy prices on consumers. Nonetheless, strong security selections enabled the fund to offset a portion of sector allocation-related weakness, including relatively strong results from consumer-oriented giants Coca-Cola, Altria Group and Nestle.

Positioned for New Opportunities

We are encouraged by the apparent return to favor of blue-chip stocks. While we expect heightened volatility to persist, we recently have found a number of opportunities among information technology stocks, which appear poised to benefit from stronger corporate investment.Accordingly, we have established new positions in technology leaders such as Apple, Automatic Data Processing and Texas Instruments. We also initiated positions in telecommunications firm QUALCOMM, industrial conglomerate United Technologies and organic grocer Whole Foods Market. In our judgment, holdings such as these position the fund well for a return to market leadership of large, well-established companies.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by Fayez Sarofim & Co., the fund’s sub-
investment adviser, pursuant to an agreement in effect through April 4, 2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.
[3]	Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

T h e F u n d 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Core Equity Fund on
9/30/98 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index
(the “Index”) on that date. Performance for Class B, Class C, Class I and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/07

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	9/30/98	5.00%	6.06%	3.84%
without sales charge	9/30/98	11.39%	7.33%	4.53%
Class B shares
with applicable redemption charge †	4/15/02	6.56%	6.21%	4.32%†††,††††
without redemption	4/15/02	10.56%	6.52%	4.32%†††,††††
Class C shares
with applicable redemption charge ††	4/15/02	9.60%	6.53%	4.06%†††
without redemption	4/15/02	10.60%	6.53%	4.06%†††
Class I shares	4/15/02	11.69%	7.96%	4.88%†††
Class T shares
with applicable sales charge (4.5%)	4/15/02	6.13%	6.07%	3.82%†††
without sales charge	4/15/02	11.11%	7.05%	4.36%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C, I and T shares of the fund represent the performance of the fund’s Class A shares for periods prior to April 15, 2002 (the inception date for Class B, C, I and T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

T h e F u n d 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Equity Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.51	$ 10.40	$ 10.40	$ 5.21	$ 7.81
Ending value (after expenses)	$1,067.50	$1,062.90	$1,063.60	$1,068.70	$1,065.60

C O M P A R I N G Y O U R	F U N D ’ S E X P E N S E S
W I T H T H O S E O F	O T H E R F U N D S ( U n a u d i t e d )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.36	$ 10.16	$ 10.16	$ 5.09	$ 7.63
Ending value (after expenses)	$1,018.90	$1,015.12	$1,015.12	$1,020.16	$1,017.64

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for
Class C, 1.00% for Class I and 1.50% from Class T Shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT	OF	INVESTMENTS
August 31, 2007

Common Stocks—99.5%	Shares	Value ($)

Banks—5.2%
Bank of America	95,000	4,814,600
HSBC Holdings, ADR	35,000 [a]	3,160,850
SunTrust Banks	34,000	2,677,500
		10,652,950
Capital Goods—8.6%
Emerson Electric	120,000	5,907,600
General Electric	280,000	10,883,600
United Technologies	10,000	746,300
		17,537,500
Consumer Services—1.0%
McDonald’s	40,000	1,970,000
Diversified Financial Services—9.8%
American Express	60,000	3,517,200
Ameriprise Financial	16,000	976,160
Citigroup	158,233	7,417,963
JPMorgan Chase & Co.	90,000	4,006,800
Merrill Lynch & Co.	55,000	4,053,500
		19,971,623
Energy—19.0%
BP, ADR	32,000	2,155,520
Chevron	101,000	8,863,760
ConocoPhillips	70,000	5,732,300
Exxon Mobil	154,560	13,250,429
Halliburton	50,000	1,729,500
Occidental Petroleum	40,000	2,267,600
Royal Dutch Shell, Cl. A, ADR	50,000	3,867,500
Total, ADR	8,000	600,720
		38,467,329

T h e F u n d 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Food & Staples Retailing—5.2%
Wal-Mart Stores	50,000	2,181,500
Walgreen	162,000	7,301,340
Whole Foods Market	25,000 [a]	1,106,500
		10,589,340
Food, Beverage & Tobacco—19.4%
Altria Group	160,000	11,105,600
Anheuser-Busch Cos.	43,000	2,124,200
Coca-Cola	180,000	9,680,400
Kraft Foods, Cl. A	81,723	2,620,039
Nestle, ADR	60,050	6,530,438
PepsiCo	107,000	7,279,210
		39,339,887
Health Care Services—.7%
UnitedHealth Group	30,000	1,500,300
Household & Personal Products—5.0%
Estee Lauder Cos., Cl. A	30,000	1,247,700
Procter & Gamble	135,000	8,816,850
		10,064,550
Insurance—1.2%
American International Group	35,580	2,348,280
Materials—.9%
Praxair	25,000	1,891,500
Media—5.0%
McGraw-Hill Cos.	120,000	6,055,200
News, Cl. A	200,200	4,050,046
		10,105,246
Pharmaceuticals & Biotechnology—7.2%
Abbott Laboratories	70,000	3,633,700
Eli Lilly & Co.	35,000	2,007,250

Common Stocks (continued)	Shares	Value ($)

Pharmaceuticals & Biotechnology (continued)
Johnson & Johnson	90,000	5,561,100
Merck & Co.	30,000	1,505,100
Pfizer	73,350	1,822,014
		14,529,164
Retailing—2.4%
Home Depot	50,000	1,915,500
Target	45,000	2,966,850
		4,882,350
Semiconductors & Equipment—4.7%
Intel	325,000	8,368,750
Texas Instruments	35,000	1,198,400
		9,567,150
Software & Services—3.0%
Automatic Data Processing	30,000	1,372,200
Broadridge Financial Solutions	7,500	136,275
Microsoft	160,000	4,596,800
		6,105,275
Technology Hardware & Equipment—1.2%
Apple	10,000 [b]	1,384,800
QUALCOMM	25,000	997,250
		2,382,050
Total Common Stocks
(cost $143,279,268)		201,904,494

Other Investment—.3%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $667,000)	667,000 [c]	667,000

T h e F u n d 11

S TAT E M E N T O F I N V E S T M E N T S (continued)

Investment of Cash Collateral
for Securities Loaned—2.0%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $4,083,500)	4,083,500 [c]	4,083,500

Total Investments (cost $148,029,768)	101.8%	206,654,994
Liabilities, Less Cash and Receivables	(1.8%)	(3,707,243)
Net Assets	100.0%	202,947,751

ADR—American Depository Receipts
[a] All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on loan is $4,021,235 and the total market value of the collateral held by the fund is $4,083,500.
[b] Non-income producing security.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Food, Beverage & Tobacco	19.4	Software & Services	3.0
Energy	19.0	Retailing	2.4
Diversified Financial Services	9.8	Money Market Investments	2.3
Capital Goods	8.6	Technology Hardware & Equipment	1.2
Pharmaceuticals & Biotechnology	7.2	Insurance	1.2
Banks	5.2	Consumer Services	1.0
Food & Staples Retailing	5.2	Materials	.9
Household & Personal Products	5.0	Health Care Services	.7
Media	5.0
Semiconductors & Equipment	4.7		101.8

† Based on net assets.
See notes to financial statements.

S TAT E M E N T	O F	A S S E T S	A N D	L I A B I L I T I E S
A u g u s t 3 1 , 2 0 0 7

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $4,021,235)—Note 1(b):
Unaffiliated issuers	143,279,268	201,904,494
Affiliated issuers	4,750,500	4,750,500
Cash		22,015
Dividends and interest receivable		502,326
Receivable for investment securities sold		286,184
Receivable for shares of Capital Stock subscribed		92,314
		207,557,833

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		284,171
Liability for securities on loan—Note 1(b)		4,083,500
Payable for shares of Capital Stock redeemed		241,381
Interest payable—Note 2		1,030
		4,610,082

Net Assets ($)		202,947,751

Composition of Net Assets ($):
Paid-in capital		144,173,635
Accumulated undistributed investment income—net		946,916
Accumulated net realized gain (loss) on investments		(798,026)
Accumulated net unrealized appreciation
(depreciation) on investments		58,625,226

Net Assets ($)		202,947,751

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	87,340,997	36,509,878	75,645,813	124,890	3,326,173
Shares Outstanding	4,973,869	2,117,901	4,394,184	6,978	191,216

Net Asset Value
Per Share ($)	17.56	17.24	17.21	17.90	17.39

See notes to financial statements.

T h e F u n d 13

STATEMENT	OF OPERATIONS
Year Ended August	31,	2007

Investment Income ($):
Income:
Cash dividends (net of $42,724 foreign taxes withheld at source):
Unaffiliated issuers	4,748,492
Affiliated issuers	29,070
Income from securities lending	12,676
Total Income	4,790,238
Expenses:
Management fee—Note 3(a)	2,267,756
Distribution and services fees—Note 3(b)	1,366,182
Interest expense—Note 2	1,675
Loan commitment fees—Note 2	1,614
Total Expenses	3,637,227
Less—reduction in management fee
due to undertaking—Note 3(a)	(206,160)
Net Expenses	3,431,067
Investment Income—Net	1,359,171

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,171,644
Net unrealized appreciation (depreciation) on investments	14,892,924
Net Realized and Unrealized Gain (Loss) on Investments	20,064,568
Net Increase in Net Assets Resulting from Operations	21,423,739

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007 [a]	2006

Operations ($):
Investment income—net	1,359,171	1,436,139
Net realized gain (loss) on investments	5,171,644	2,361,096
Net unrealized appreciation
(depreciation) on investments	14,892,924	11,173,871
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,423,739	14,971,106

Dividends to Shareholders from ($):
Investment income—net:
Class A	(999,464)	(710,903)
Class B	(145,632)	(238,932)
Class C	(321,984)	(363,314)
Class I	(1,722)	(885)
Class T	(30,069)	(19,703)
Total Dividends	(1,498,871)	(1,333,737)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	14,725,226	14,155,918
Class B	562,305	1,210,864
Class C	17,883,104	8,358,936
Class I	12,832	10,656
Class T	176,489	736,124
Dividends reinvested:
Class A	710,465	513,073
Class B	106,842	174,521
Class C	160,658	181,257
Class I	1,426	719
Class T	26,901	19,169
Cost of shares redeemed:
Class A	(21,975,531)	(31,522,078)
Class B	(8,242,525)	(11,420,174)
Class C	(13,518,342)	(20,727,686)
Class I	(22,609)	(1,428)
Class T	(539,596)	(701,658)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(9,932,355)	(39,011,787)
Total Increase (Decrease) in Net Assets	9,992,513	(25,374,418)

Net Assets ($):
Beginning of Period	192,955,238	218,329,656
End of Period	202,947,751	192,955,238
Undistributed investment income—net	946,916	1,086,616

T h e F u n d 15

S TAT E M E N T O F C H A N G E S I N N E T A S S E T S (continued)

	Year Ended August 31,

	2007 [a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	880,230	938,508
Shares issued for dividends reinvested	42,696	34,038
Shares redeemed	(1,285,711)	(2,093,936)
Net Increase (Decrease) in Shares Outstanding	(362,785)	(1,121,390)

Class B [b]
Shares sold	33,994	81,554
Shares issued for dividends reinvested	6,503	11,720
Shares redeemed	(493,327)	(769,430)
Net Increase (Decrease) in Shares Outstanding	(452,830)	(676,156)

Class C
Shares sold	1,085,309	562,940
Shares issued for dividends reinvested	9,796	12,181
Shares redeemed	(807,900)	(1,400,825)
Net Increase (Decrease) in Shares Outstanding	287,205	(825,704)

Class I
Shares sold	742	697
Shares issued for dividends reinvested	84	47
Shares redeemed	(1,349)	(91)
Net Increase (Decrease) in Shares Outstanding	(523)	653

Class T
Shares sold	10,559	49,250
Shares issued for dividends reinvested	1,628	1,281
Shares redeemed	(31,625)	(47,350)
Net Increase (Decrease) in Shares Outstanding	(19,438)	3,181

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended August 31, 2007, 85,477 Class B shares representing $1,428,525 were automatically converted to 84,193 Class A shares and during the period ended August 31, 2006, 90,665 Class B shares representing $1,341,475 were automatically converted to 89,336 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.94	14.81	13.95	12.91	12.81
Investment Operations:
Investment income—net [a]	.18	.17	.20	.10	.09
Net realized and unrealized
gain (loss) on investments	1.63	1.08	.82	1.02	.04
Total from Investment Operations	1.81	1.25	1.02	1.12	.13
Distributions:
Dividends from investment income—net	(.19)	(.12)	(.16)	(.08)	(.03)
Net asset value, end of period	17.56	15.94	14.81	13.95	12.91

Total Return (%) [b]	11.39	8.45	7.35	8.67	1.05

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.36	1.35	1.35	1.35
Ratio of net expenses
to average net assets	1.25	1.30	1.35	1.35	1.35
Ratio of net investment income
to average net assets	1.07	1.13	1.39	.72	.72
Portfolio Turnover Rate	5.10	.88	3.89	2.21	.93

Net Assets, end of period ($ x 1,000)	87,341	85,054	95,660	102,518	88,746

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 17

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.65	14.62	13.76	12.77	12.77
Investment Operations:
Investment income (loss)—net [a]	.05	.06	.09	(.00)[b]	(.00)[b]
Net realized and unrealized
gain (loss) on investments	1.60	1.05	.82	1.00	.03
Total from Investment Operations	1.65	1.11	.91	1.00	.03
Distributions:
Dividends from investment income—net	(.06)	(.08)	(.05)	(.01)	(.03)
Net asset value, end of period	17.24	15.65	14.62	13.76	12.77

Total Return (%) [c]	10.56	7.60	6.65	7.81	.26

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.11	2.10	2.10	2.10
Ratio of net expenses
to average net assets	2.00	2.05	2.10	2.10	2.10
Ratio of net investment income
(loss) to average net assets	.32	.38	.64	(.03)	(.03)
Portfolio Turnover Rate	5.10	.88	3.89	2.21	.93

Net Assets, end of period ($ x 1,000)	36,510	40,222	47,455	50,172	39,290

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.64	14.61	13.76	12.77	12.77
Investment Operations:
Investment income (loss)—net [a]	.05	.06	.09	(.00)[b]	(.00)[b]
Net realized and unrealized
gain (loss) on investments	1.59	1.05	.81	1.01	.03
Total from Investment Operations	1.64	1.11	.90	1.01	.03
Distributions:
Dividends from investment income—net	(.07)	(.08)	(.05)	(.02)	(.03)
Net asset value, end of period	17.21	15.64	14.61	13.76	12.77

Total Return (%) [c]	10.60	7.60	6.58	7.88	.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.10	2.11	2.10	2.10	2.10
Ratio of net expenses
to average net assets	2.00	2.05	2.10	2.10	2.10
Ratio of net investment income
(loss) to average net assets	.32	.38	.63	(.03)	(.03)
Portfolio Turnover Rate	5.10	.88	3.89	2.21	.93

Net Assets, end of period ($ x 1,000)	75,646	64,230	72,062	73,690	52,613

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 19

F I N A N C I A L H I G H L I G H T S (continued)

		Year Ended August 31,

Class I Shares	2007 [a]	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	16.24	15.06	13.97	12.90	12.81
Investment Operations:
Investment income—net [b]	.23	.22	.26	.13	.11
Net realized and unrealized
gain (loss) on investments	1.66	1.09	1.03	1.04	.05
Total from Investment Operations	1.89	1.31	1.29	1.17	.16
Distributions:
Dividends from investment income—net	(.23)	(.13)	(.20)	(.10)	(.07)
Net asset value, end of period	17.90	16.24	15.06	13.97	12.90

Total Return (%)	11.69	8.72	9.29	9.13	1.26

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.11	1.10	1.10	1.13
Ratio of net expenses
to average net assets	1.00	1.05	1.10	1.10	1.13
Ratio of net investment income
to average net assets	1.33	1.41	1.79	1.01	.93
Portfolio Turnover Rate	5.10	.88	3.89	2.21	.93

Net Assets, end of period ($ x 1,000)	125	122	103	596	1

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

		Year Ended August 31,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	15.79	14.70	13.86	12.84	12.79
Investment Operations:
Investment income—net [a]	.14	.13	.16	.07	.06
Net realized and unrealized
gain (loss) on investments	1.61	1.06	.82	1.01	.03
Total from Investment Operations	1.75	1.19	.98	1.08	.09
Distributions:
Dividends from investment income—net	(.15)	(.10)	(.14)	(.06)	(.04)
Net asset value, end of period	17.39	15.79	14.70	13.86	12.84

Total Return (%) [b]	11.11	8.14	7.14	8.39	.74

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	1.61	1.60	1.60	1.60
Ratio of net expenses
to average net assets	1.50	1.55	1.60	1.60	1.60
Ratio of net investment income
to average net assets	.82	.89	1.12	.51	.47
Portfolio Turnover Rate	5.10	.88	3.89	2.21	.93

Net Assets, end of period ($ x 1,000)	3,326	3,327	3,050	2,527	1,031

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

T h e F u n d 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering fourteen series,including the fund. The fund’s investment objective is to achieve long-term capital appreci-ation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class I and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other

T h e F u n d 23

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as:fundamental analytical data,the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

T h e F u n d 25

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $946,916, accumulated capital losses $798,026 and unrealized appreciation $58,625,226.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2007. If not applied, $338,377 of the carryover expires in fiscal 2013 and $459,649 expires in fiscal 2014.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006 were as follows: ordinary income $1,498,871 and $1,333,737, respectively.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2007 was approximately $29,400, with a related weighted average annualized interest rate of 5.70% .

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. A portion of the fund’s management fee, in the amount of .10% of the fund’s average daily net assets, is being waived from September 1, 2006 until April 4, 2008. Sarofim & Co. has agreed to waive receipt of that portion of its sub-investment advisory fee, which is paid by Dreyfus out of its management fee received from the fund. Dreyfus will, in turn, pass that waiver onto the fund.The reduction in management fee, pursuant to the undertakings, amounted to $206,160 during the period ended August 31, 2007. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (collectively, the “Dreyfus/Laurel Funds”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus,

T h e F u n d 27

N O T E S T O F I N A N C I A L S TAT E M E N T S (continued)

are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus has agreed to pay Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. Sarofim & Co. has agreed to waive receipt of that portion of its sub-investment advisory fee, which is paid by Dreyfus out of its Management fee received from the fund.

During the period ended August 31, 2007, the Distributor retained $27,078 and $78 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $108,246 and $10,147 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares.The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended August 31, 2007, Class A, Class B, Class C and Class T shares were charged $225,546, $293,191, $549,143 and $8,762, respectively, pursuant to their respective Plans. During the period ended August 31, 2007, Class B, Class C and Class T shares were charged $97,730, $183,048 and $8,762, respectively, pursuant to the Service Plan.

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $187,449, Rule 12b-1 distribution plan fees $89,563 and shareholder services plan fees $24,200 which are offset against an expense reimbursement currently in effect in the amount of $17,041.

(c) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $10,417,152 and $21,242,465 respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $148,029,768; accordingly, accumulated net unrealized appreciation on investments was $58,625,226, consisting of $60,732,817 gross unrealized appreciation and $2,107,591 gross unrealized depreciation.

T h e F u n d 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Equity Fund (the “Fund”) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Equity Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 18, 2007

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,498,871 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor

No. of Portfolios for which Board Member Serves: 163 ———————

James M. Fitzgibbons (72)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)

Other Board Memberships and Affiliations:

  Bill Barrett Company, an oil and gas exploration company, Director
J. Tomlinson Fort (79)
Board Member (1987)

No. of Portfolios for which Board Member Serves: 24 ———————

Principal Occupation During Past 5 Years:

  Retired (2005-present)
  Of Counsel, Reed Smith LLP (1998-2005)

Other Board Memberships and Affiliations:

  Allegheny College, Emeritus Trustee
  Pittsburgh Ballet Theatre,Trustee
  American College of Trial Lawyers, Fellow

No. of Portfolios for which Board Member Serves: 24 ———————

Kenneth A. Himmel (61)
Board Member (1994)

Principal Occupation During Past 5 Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)
  President and CEO, Himmel & Company, a real estate development company (1980-present)
  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 24

Stephen J. Lockwood (60)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)

No. of Portfolios for which Board Member Serves: 24 ———————

Roslyn M. Watson (57)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

Other Board Memberships and Affiliations:

  American Express Bank, Director
  The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
  National Osteoporosis Foundation,Trustee

No. of Portfolios for which Board Member Serves: 24 ———————

Benaree Pratt Wiley (61)
Board Member (1998)

Principal Occupation During Past 5 Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)
  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Board Memberships and Affiliations:

  Boston College,Trustee
  Blue Cross Blue Shield of Massachusetts, Director
  Commonwealth Institute, Director
  Efficacy Institute, Director
  PepsiCo African-American, Advisory Board
  The Boston Foundation, Director
  Harvard Business School Alumni Board, Director

No. of Portfolios for which Board Member Serves: 34 ———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

T h e F u n d 35

N O T E S

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,405 in 2006 and $27,200 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $3,970 in 2006 and $4,090 in 2007. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,125 in 2006 and $2,090 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2007.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,582,000 in 2006 and $2,455,000 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 23, 2007

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)